ANNUAL REPORT
 December 31, 1995







The REvest
Growth & Income Fund
A No-Load Mutual Fund


An Investment In Small and
Medium-Sized Company Equities


A Series of The Royce Fund

Profile of the Fund
The REvest Growth & Income Fund ("REvest" or the "Fund"), is a series of The Royce Fund, a Massachusetts business trust registered with the Securities and Exchange Commission as an open-end, diversified management investment company. The objective of the Fund is primarily long-term capital growth and secondarily current income.

Thomas R. Ebright, President of Royce, Ebright & Associates, Inc.
(RE&A), a registered investment adviser, is responsible for the management of the Fund's portfolio, subject to the authority of The Royce Fund's Trustees.

OUR STRATEGY FOR WEALTH BUILDING

 The foundation of our strategy is the use of small and mid-sized companies with growth prospects that are owned in a carefully controlled pool of capital deemed practical to manage. This combined with our value orientation allows us to buy what we think are "great companies" at "great prices". The Fund is best used as part of a well-planned and diversified team of long-term investments.

GREAT COMPANIES
Defined as having above average returns on assets & equity, lower than average leverage plus growth prospects.

GREAT PRICES
 Defined as having a perceived valuation discrepency between business value and market price at the time of purchase.

[Triangular graphic of the reverse of six dollar coins]

SMALL & MID-CAP STOCKS
These securities have, we believe, more potential for growth, have historically generated higher returns for investors, and are generally less well-known and more likely to be improperly priced.

CONTROLLED SIZE OF FUND
Designed to allow the Fund to maintain a constant character over its lifetime. The Fund will automatically close to new investors when its assets reach $350 million to make it more practical for the adviser to actively manage the Fund's portfolio.

A MIX OF GROWTH & VALUE
We look for companies that have growth prospects that will allow them to increase their long-term business value. We combine a value-oriented selection approach with this expectation of business growth to select our portfolio.

Manager's Letter (picture of Tom Ebright included on this page)
Dear Friends:

1995 will be remembered as the year that large-cap and technology stocks ruled the roost. Any approach to stock picking that under-weighted these two types of securities during 1995 ended up falling behind in the performance race. REvest, with its well defined small and medium-sized company value niche, was out-of-sync and out of the race from the very beginning of the year. REvest's 16.2% total return for the calendar year trailed both the S&P 500 (up 37.5%), and the Russell 2000 (up 28.4%).

Obviously, being a permanent under-achiever is not our goal. Both a value approach and the use of secondary securities simultaneously in a portfolio have historically caused performance patterns significantly different than the popular mainline averages, such as the S&P 500 and Russell 2000. These differences are built into our Fund by design and therefore it should not be surprising that they produce different results in any given year. As you know, these differences can work both for and against us, with 1995 definitely in the "against" category.

In the meantime, we've continued to build and work on a portfolio that is consistent with our stated approach. The portfolio now consists of 63 companies spread over nine industry groupings. We personally visited about 50% of our companies this year in addition to the continuous analytical work on the growth, value, quality and income characteristics of all of our companies. In this process we both added and subtracted some companies in an effort to upgrade the overall prospects for the portfolio.

The Fund has continued to grow, closing the year at $35.8 million in total net assets. This growth, along with careful expense control, has further lowered the Fund's 1995 expense ratio to 1.30% (from 1.36% annualized at 6/30/95). We believe that our willingness to "stay the course" and "play our position" in a disciplined and consistent manner is the key reason why investors have continued to invest, enabling the Fund to grow.

On a more personal note, RE&A moved into new offices in Portland, Maine at year-end. This new facility is both modern and large enough to accommodate the Fund's expected growth. In addition, Andrew Wigzell, who served the Fund so well during its first year, has returned to school. Taking his place as RE&A's customer service rep is Mike McNamara, a recent graduate of Fairfield University. Pictures of the new office and Mike appear later in this report.

Being out-of-sync in 1995 has permitted the assembly of what we believe is an under-valued and under-appreciated pool of assets. We further believe that this portfolio will prove its mettle if and when the market turns its attention to a different breed of securities from the hi-tech mania that was so popular last year. Your continued confidence, patience and ownership of REvest is much appreciated.

Sincerely,




Thomas R. Ebright
Portfolio Manager
President, Royce, Ebright & Associates, Inc.

Portfolio Summary
The following information is provided as a "bird's eye" view of The REvest portfolio as of December 31, 1995. For a more complete picture, the full portfolio and accompanying financial statements should be read in their entirety.

Portfolio Composition          Value         % of Net Assets
_________________________________________________________________

   Common Stocks              $33,883,663            94.6%
   Convertible Bond               780,000             2.2%
   Cash & Other Net Assets      1,140,218             3.2%
                                 ________           _____

      Total Net Assets        $35,803,881           100.0%

Industry Concentration   % of Net Assets
_________________________________________________________________

   Financial             15.2%
   Technology            12.3
   Industrial Cyclicals  12.3
   Consumer Products     11.3
   Energy                10.2
   Health                10.1
   Real Estate            8.6
   Services               8.5
   Retail                 8.3
   Cash                   3.2

Average Financial Characteristics of Portfolio Companies
(Unaudited)
_________________________________________________________________

   Market Capitalization      $537 Million
   P/E Ratio                    15.5x
   P/B Ratio                     1.8x
   Return on Assets              7.4%
   Return on Equity             13.7%
   Compound 5-Year Growth Rate  13.5%
   Gross Portfolio Yield         3.1%

Top Twenty Positions                         Market Value  % of Net Assets
_________________________________________________________________

     1.  Barrett Resources                      $1,011,675    2.8%
     2.  W.R. Berkley Corp.                        964,813    2.7
     3.  Peoples Heritage Financial Group, Inc.    903,175    2.5
     4.  Cousins Properties Incorporated           901,125    2.5
     5.  Exabyte Corporation                       870,188    2.4
     6.  Greif Bros. Corporation                   860,000    2.4
     7.  La-Z-Boy Chair Company                    824,363    2.3
     8.  Protective Life Corporation               812,500    2.3
     9.  Diebold, Incorporated                     802,938    2.2
     10. Crompton & Knowles Corporation            801,625    2.2
     11. Arnold Industries, Inc.                   799,250    2.2
     12. New Plan Realty Trust                     796,250    2.2
     13. Storage Technology Corp.                  780,000    2.2
	 8% Conv. Sub. Deb. due  5/31/15
     14. National Presto Industries, Inc.          755,250    2.1
     15. C-Tec Corporation                         744,000    2.1
     16. Haemonetics Corporation                   727,750    2.0
     17. Allied Healthcare Products, Inc.          720,000    2.0
     18. Pyxis Corporation                         702,000    2.0
     19. Zero Corporation                          678,050    1.9
     20. Teleflex Incorporated                     676,500    1.9

Management Discussion of Performance

Large capitalization stocks, growth stocks and especially technology stocks of all capitalization sizes dominated 1995's stock market. With large-cap and growth stocks leading the way, value-oriented small and medium-capitalization stocks of the type owned by REvest failed to keep up with the leaders, posting positive but clearly trailing returns. REvest gained 57% of the small-cap Russell 2000's total return (16.2% versus 28.4%) and 43% of the S&P's total return (16.2% versus 37.5%). Since the REvest portfolio is different by design (constructed with small and medium-sized company stocks that are bought using a value approach as compared to portfolios using either larger-capitalization stocks or which use primarily a growth approach to selection), management expects it to be often out-of-sync with the general equity market.

Management believes that its approach, which emphasizes buying what it believes are "great companies" at "great prices" will generate long-term quality total returns, even if these returns are delivered in a manner that is different from the general market. Management believes these returns will be generated from the Fund's participation in the growth and development of its portfolio companies and the positive resolution of the value discrepancies that management believes were in place at the time of purchase. This investment approach, which emphasizes moderate growth, a strong interest in business value and non-mainstream securities, will require patience and long-term ownership in order to realize the return benefits of owning the Fund.

Comparison of Change in Value of a $10,000 Initial Investment on 8/1/94* in The REvest Growth & Income Fund, the S&P 500 and the Russell 2000

(there is a growth chart (line graph) included for 1994 and 1995)

                              Year      Period
                              Ended      Ended
                             12/31/95  12/31/94*

 REvest total return          16.2%     -2.9%
S&P 500 total return          37.5%      1.6%
Russell 2000 total return     28.4%      3.3%


The above table depicts the historical returns of REvest, the unmanaged S&P 500, as representative of large-company stocks, and the unmanaged Russell 2000, as representative of small-company stocks. The Fund's present investment philosophy was followed in each of the periods identified. All results presented in this Report are on a "total return" basis, which assumes that all dividends and distributions were reinvested. No redemption fees are included because they apply only to accounts open for less than one year.

The results presented in this Report represent past performance and should not be considered representative of the "total return" from an investment in the Fund today. They are provided only to give an historical perspective of the Fund. The investment return and principal value of the Fund's shares will fluctuate so that the shares may be worth more or less than their original cost when redeemed.

*Commencement of Operations - August 1, 1994

Schedule of Investments (at 12/31/95)
Common Stocks and Bonds- 96.8%     				  Value
Shares or Principal Value                               Cost     (Note 1)
CONSUMER PRODUCTS - 11.3%
     10,000    *    First Team Sports, Inc.           $107,633   $152,493
     26,700         La-Z-Boy Chair Company             814,835    824,363
     19,000         National Presto Industries, Inc.   804,108    755,250
     28,800         Oxford Industries, Inc.            544,966    482,400
     24,500         The Rival Company                  452,663    542,063
     46,000         Russ Berrie and Company, Inc.      627,933    580,750
     45,000         The Stride Rite Corporation        591,663    337,500
     4,300          WD-40 Company                      171,615    176,300
     25,000    *    Wholesome & Hearty Foods, Inc.     295,557    190,625
                                                     4,410,973  4,041,744
ENERGY - 10.2%
     34,440    *    Barrett Resources Corporation      681,279  1,011,675
     10,000         Berry Petroleum Company Class A    103,226    101,250
     37,500    *    Box Energy Corporation Class B     368,250    323,438
     20,500         Equitable Resources, Inc.          601,023    640,625
     16,000         Helmerich & Payne, Inc.            446,170    476,000
     34,000         KCS Energy, Inc.                   555,568    510,000
     18,000         Penn Virginia Corporation          601,537    580,500
                                                     3,357,053  3,643,488
FINANCIAL - 15.2%
     17,950    W.R. Berkley Corp.                      665,799    964,813
     17,025    Keystone Financial, Inc.                491,103    510,750
     17,566    Keystone Heritage Group, Inc.           460,229    535,763
     21,700    Mercantile Bankshares Corporation       450,102    604,888
     39,700    Peoples Heritage Financial Group, Inc.  552,114    903,175
     26,000    Protective Life Corporation             603,137    812,500
     21,425    Susquehanna Bancshares, Inc.            501,661    567,763
     20,200    Washington National Corporation         414,089    558,025
                                                     4,138,234  5,457,677
HEALTH - 10.1%
     45,000         Allied Healthcare Products, Inc.   763,455    720,000
     41,000    *    Haemonetics Corporation            675,870    727,750
     26,000    *    MedCath Incorporated               331,745    546,000
     48,000    *    Pyxis Corporation                  786,818    702,000
     22,000    *    Respironics, Inc.                  318,726    462,000
     25,000    *    Tecnol Medical Products, Inc.      446,981    450,000
                                                     3,323,595  3,607,750

INDUSTRIAL CYCLICALS - 12.3%
     7,000     Chesapeake Corporation                  201,540    207,375
     24,700    CLARCOR Inc.                            495,817    503,263
     60,500    Crompton & Knowles Corporation          873,710    801,625
     32,000    Greif Bros. Corporation Class A         761,125    860,000
     13,000    Juno Lighting, Inc.                     206,863    208,000
     15,000    Kimball International, Inc. Class B     355,478    378,750
     31,400    Matthews International Corporation Class A
                                                       596,336    612,300
     7,000     Watts Industries, Inc. Class A          150,990    162,750
     38,200    Zero Corporation                        503,549    678,050
                                                     4,145,408  4,412,113
The accompanying notes are an integral part of the financial statements.

								  Value
Shares or Principal Value                              Cost      (Note 1)
REAL ESTATE - 8.6%
     44,500    Cousins Properties Incorporated        $754,839   $901,125
     36,300    Manufactured Home Communities, Inc.     668,404    635,250
     36,400    New Plan Realty Trust                   748,111    796,250
     19,000    Pennsylvania Real Estate Investment Trust
                                                       399,179    394,250
     25,500         The Ryland Group, Inc.             380,535    357,000
                                                     2,951,068  3,083,875

RETAIL - 8.3%
     19,500    Blair Corporation                       759,465    616,688
     29,500    Claire's Stores, Inc.                   322,583    519,938
     33,000    Cracker Barrel Old Country Store, Inc.  710,682    569,250
     64,500 *  The Dress Barn, Inc.                    630,422    636,938
     15,000    Hannaford Bros. Co.                     396,863    369,375
     60,000    Sun Television and Appliances, Inc.     486,169    247,500
                                                     3,306,184  2,959,689

SERVICES - 8.5%
     46,000    Arnold Industries, Inc.                 804,312    799,250
     5,000     Chemed Corporation                      190,500    194,375
     15,000    Gilbert Associates, Inc. Class A        224,900    187,500
     12,600    Kansas City Southern Industries, Inc.   462,497    576,450
     35,000 *  Lucor, Inc. Class A                     179,375    247,188
     9,600     PHH Corporation                         351,422    448,800
     29,100    The Standard Register Company           542,826    585,638
                                                     2,755,832  3,039,201
TECHNOLOGY - 12.3%
     24,000 *  C-TEC Corporation                       601,054    744,000
     14,500    Diebold, Incorporated                   524,462    802,938
     59,500 *  Exabyte Corporation                     847,794    870,188
     22,000    National Data Corporation               450,603    544,500
     $800,000  Storage Technology Corporation          750,250    780,000
               8% Conv. Sub. Deb. due 5/31/15
     16,500    Teleflex Incorporated                   609,205    676,500
                                                     3,783,368  4,418,126


     TOTAL COMMON STOCKS AND CORPORATE BOND         32,171,715 34,663,663

U.S. TREASURY OBLIGATION - 2.8%
     $1,000,000
              U.S. Treasury Notes 6.75% due 2/28/97    982,969  1,017,030

REPURCHASE AGREEMENT - .4%
     State Street Bank and Trust Company, 5.25% due 1/2/96,
     collateralized by U.S. Treasury Notes, 7.25%, due 5/15/96,
     valued at $149,177                                143,000    143,000

TOTAL INVESTMENTS - 100.0%                          33,297,684 35,823,693

          LIABILITIES LESS CASH AND OTHER ASSETS                  (19,812)

          TOTAL NET ASSETS - 100.0%                           $35,803,881

*Non-income producing.
Income Tax Information - The cost for federal income tax purposes was $33,274,375. At December 31, 1995, net unrealized appreciation for all securities amounted to $2,549,318, consisting of aggregate gross unrealized appreciation of $4,017,997 and aggregate gross unrealized depreciation of $1,468,679.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (at 12/31/95)
ASSETS:
Investment at value (identified cost $33,297,684) (Note 1)       $35,823,693
Receivable for dividends and interest                                 87,422
Prepaid expenses and other assets                                      2,259
                                                                  __________
                                              TOTAL ASSETS        35,913,374
                                                                  __________

LIABILITIES:
Dividend payable                                                      54,020
 Investment advisory fee payable (Note 2)                             30,296
Accrued expenses                                                      25,177
                                                                  __________
                                            TOTAL LIABILITIES        109,493
                                                                  __________
                                             NET ASSETS          $35,803,881
                                                                  __________
                                                                  __________

ANALYSIS OF NET ASSETS:
Distribution in excess of net investment income                      ($6,056)
Accumulated net realized gains on investments                          6,586
Net unrealized appreciation on investments                         2,526,009
Shares of beneficial interest (Note 3)                                 3,336
Additional paid-in capital                                        33,274,006
                                                                  __________
                                             NET ASSETS          $35,803,881
                                                                  __________
                                                                  __________

PRICING OF SHARES:
Net asset value, offering and redemption price per share
($35,803,881 / 3,335,475 shares outstanding) (Note 3)                 $10.73
                                                                       _____
                                                                       _____


 Statement of Changes in Net Assets

                                                               Period ended
                                             Year Ended     December 31, 1994
                                           December 31, 1995   (Note 1)

Net investment income                     $     550,063    $       80,390
Net realized gain (loss) on investments       1,063,263           (32,788)
Net unrealized appreciation (depreciation) on investments
                                              3,079,868          (553,859)
                                             __________         __________
Increase (decrease) in net assets resulting from operations
                                              4,693,194          (506,257)
Dividends paid from net investment income      (525,810)         (107,626)
Distributions paid from net realized gains     (1,034,263)           -
From Capital Share Transactions:
Increase in net assets from capital share transactions (Note 3)
                                             10,994,420        22,270,223
                                             __________        __________
Increase in net assets                       14,127,541        21,656,340
Net Assets:
Beginning of period (Note 1)                 21,676,340            20,000
                                             __________        __________
End of period (including distributions in excess of
net investment income of $6,056 and $27,236, respectively)
                                            $35,803,881       $21,676,340
                                             __________        __________
                                             __________        __________


The accompanying notes are an integral part of the financial statements.

Statement of Operations (at 12/31/95)
INVESTMENT INCOME:
Income:
    Dividends                                                 $   807,850
    Interest                                                      153,573
                                                                 ________
    Total Income                                                  961,423
                                                                 ________
Expenses:
Investment advisory fee (Note 2)                                  320,761
Custodian and transfer agent fees                                  36,897
Auditing and legal fees                                            15,502
Administrative and clerical services                               13,516
Federal and state registration fees                                10,734
Miscellaneous                                                      11,047
Trustees' fees                                                      2,903
                                                               __________
    Total Expenses                                                411,360
                                                               __________

    Net Investment Income                                         550,063
                                                               __________

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
Net realized gain on investments                                1,063,263
Net unrealized appreciation on investments                      3,079,868
                                                               __________
Net realized and unrealized gain on investments                 4,143,131
                                                               __________
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                               $4,693,194
                                                               __________
                                                               __________
The accompanying notes are an integral part of the financial statements.



Financial Highlights

This table is presented to show selected data for a share
outstanding throughout each period and to assist shareholders in
evaluating the Fund's performance.                            Period ended
                                            Year ended     December 31, 1994
                                           December 31, 1995   (Note 1)
                                         _______________     _______________

Net Asset Value, Beginning of Period           $9.66            $10.00
Income From Investment Operations:
Net Investment Income (a)                       0.18              0.04
Net Gains or Losses on Investments
(both realized and unrealized)                  1.38             (0.33)
                                              ________          ________
     Total From Investment Operations           1.56             (0.29)
                                              ________          ________

Less Distributions:
Dividends (from net investment income)         (0.17)            (0.05)
Distributions (from net capital gains)         (0.32)              -
                                              ________          ________

     Total Distributions                       (0.49)            (0.05)
                                              ________          ________

Net Asset Value, End of Period                $10.73             $9.66
                                              ________          ________
                                              ________          ________
Total Return                                   16.2%             -2.9%
Ratios/Supplemental Data:
Net Assets, End of Period                    $35,803,881      $21,676,340
Ratio of Expenses to Average Net Assets (b)    1.30%              1.42%*
Ratio of Net Investment Income to Average Net Assets (c)
                                               1.73%              1.45%*
Portfolio Turnover Rate                       53%                 5%
* Annualized.
(a) Net investment income is shown after waiver of fees by the adviser. The per share effect of this waiver is $0.01 for the period ended December 31, 1994.
(b) The ratio of expenses to average net assets before waiver of fees by the investment adviser would have been 1.78% for the period ended December 31, 1994.
(c) The ratio of net investment income to average net assets before waiver of fees by the investment adviser would have been 1.09% for the period ended December 31, 1994.

The accompanying notes are an integral part of the financial statements.

Notes To Financial Statements
1. Summary of Significant Accounting Policies:
The REvest Growth & Income Fund (the "Fund") is a series of The Royce Fund (the "Trust"), a diversified open-end management investment company established as a business trust under the laws of Massachusetts. On July 29, 1994, the Fund issued 2,000 shares of beneficial interest for $20,000 to effect the Fund's initial capitalization. The Fund commenced operations on August 1, 1994.

The preparation of financial statements in conformity with generally accepted accounting principles required management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

a. Valuation of investments:
Securities listed on an exchange or on the Nasdaq National Market System are valued on the basis of the last reported sale prior to the time the valuation is made or, if no sale is reported for such day, at their bid price for exchange-listed securities and at the average of their bid and asked prices for Nasdaq securities. Quotations are taken from the market where the security is primarily traded. Other over-the-counter securities for which market quotations are readily available are valued at their bid price. Securities for which market quotations are not readily available are valued at their fair value under procedures established and supervised by the Board of Trustees. Bonds and other fixed income securities may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services.

b. Investment transactions and related investment income:
Investment transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the basis of identified cost for book and tax purposes.

c. Taxes:
As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information".

d. Distributions:
The Fund declares dividends on a quarterly basis and capital gains distributions annually. These dividends and distributions are recorded on the ex-date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital and may affect net investment income per share. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

e. Repurchase agreements:
The Fund enters into repurchase agreements with respect to its portfolio securities solely with State Street Bank and Trust Company ("SSB&T"), the custodian of its assets. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements are held by SSB&T until maturity of the repurchase agreements. Repurchase agreements could involve certain risks in the event of default or insolvency of SSB&T, including possible delays or restrictions upon the ability of the Fund to dispose of the underlying securities.

2. Investment Adviser:
Under the Trust's investment advisory agreement with Royce, Ebright & Associates, Inc. ("RE&A"), the Fund paid RE&A fees totaling $320,761 for the year ended December 31, 1995. The agreement provides for fees equal to 1.0% per annum of the Fund's average net assets. Such fees are computed daily and are payable monthly to RE&A.

3. Fund Shares:
The Board of Trustees has authority to issue an unlimited number of shares of beneficial interest of the Fund, with a par value of
$.001. Share transactions were as follows:
                                   For the year        Period ended
                                      ended          December 31. 1994
                                 December 31, 1995       (Note 1)
                                ________________     ________________
                                Shares    Amount      Shares    Amount
Sold                         1,147,378 $11,532,815  2,244,020 $22,301,090
 Issued as reinvested
  dividends and
 distributions                 149,814   1,588,717      -          -
Redeemed                      (204,573) (2,127,112)  (3,164)   (30,867)

Shares redeemed within one year of purchase are subject to a 1% redemption fee.

4. Purchases and Sales of Securities:
For the year ended December 31, 1995, the cost of purchases and the proceeds from sales of investment securities, other than short-term securities, amounted to $27,475,270 and $16,539,702, respectively.

Report of Independent Accountants

To the Board of Trustees of The Royce Fund and Shareholders of The REvest Growth & Income Fund:

    We have audited the accompanying statement of assets and liabilities of The REvest Growth & Income Fund, including the schedule of investments as of December 31, 1995, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year ended December 31, 1995 and for the period from August 1, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The REvest Growth & Income Fund as of December 31, 1995, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for the year ended December 31, 1995 and for the period fromAugust 1, 1994 (commencement of operations) to December 31, 1994 in conformity with generally accepted accounting principles.


                                             COOPERS & LYBRAND L.L.P.
Boston, Massachusetts
February 7, 1996.

Customer Service
(THERE IS A PHOTO OF MICHAEL MCNAMARA ON THIS PAGE)

 1. If I have questions or need literature about the Fund who may I call?
     Call Michael McNamara, RE&A's customer service officer, at 800-277-5573. The RE&A office is open from 9:00am to 5:30pm
(Eastern Time) every business day.

2. If I have questions about the Fund's investments who should I call?
     Call Tom Ebright, the portfolio manager, at 800-277-5573. We're one of a small number of funds where the manager is available to talk directly to investors. If Tom's traveling he'll return your call when he returns to the office. We try to treat our investors as true partners, with us, in the Fund.

3.   How often does the Fund mail out statements?
     Cumulative year-to-date statements are mailed out after each transaction and after each dividend. Tax information is mailed by January 31st of each year. The Fund distributes formal Semi-Annual and Annual Reports which are mailed to each shareholder in August and February.

4. Does the Fund maintain a mailing list for the benefit of its "street name" shareholders
     Yes, if your shares are held in a brokerage account and you would like to receive your mailings directly from the Fund call Michael McNamara in RE&A's office and we will add your name to the Fund's mailing list. This will get Fund material to you much faster and allow us to contact you directly by mail.

5. Is it correct that there are no sales charges or 12b-1 fees? Yes, not one penny of your investment goes to any sales charge or 12b-1 fee. The Fund is one of the so-called "pure" no-load Funds. You will rarely, if ever, see the Fund advertised to investors. We believe that the Fund should sell itself because it does a good job for its investors.

6. Is the Fund available for IRA investments and other retirement plans?
     Yes, the Fund offers both IRA and 403(b)(7) plans to its investors. Because of the Fund's philosophy and long-term approach to investing, we believe that it may be an appropriate vehicle for all types of retirement plans.

7. When does the Fund pay income & capital gain distributions? The Fund makes quarterly income distributions and an annual capital gain distribution at the end of December. A preliminary, non-binding estimate of the amount of the year-end distributions is available to shareholders by calling the RE&A office any time after the Thanksgiving holiday. Distributions are automatically reinvested unless we receive other instructions from the shareholder.

8. Why does the Fund impose a 1% redemption fee during the first year of ownership?
     This fee is charged to discourage short-term trading in the Fund's shares. When short-term investors trade in and out of a mutual fund, they increase the costs of operations for the permanent shareholders. This activity can also disrupt the investment plan for the portfolio and reduce overall returns. When charged, the 1% fee recovers the costs of this disruption for the rest of the shareholders.

(back cover)
(there are 3 photos of the new offices located here also)

Pictured on this page are the new offices of the adviser to the Fund, Royce, Ebright & Associates, Inc., located on the top floor of the 50 Portland Pier building in Portland, Maine. The office has over 4,000 square feet of usable space and should allow for all the expected business growth of the adviser. The space was bought by the adviser fully furnished and the office has been fully operational since February 1st.



This report must be accompanied or preceded by a current Prospectus of the Fund.

Royce, Ebright & Associates, Inc.
Investment Adviser
50 Portland Pier
Portland, ME 04101-4721
(207) 774-7455 - (800) 277-5573
Fax (207) 772-7370

REvest
Growth & Income Fund
1414 Avenue of the Americas
New York, New York 10019
(800) 221-4268


A Series of The Royce Fund